Exhibit 99.2

News Release

For further information contact:

Investors:   Anthony R. Muller
                Executive Vice President and Chief Financial Officer
                408-546-4546

Press:   Gerald Gottheil
             Director of Corporate Marketing and Communications
408-546-4400	JDS Uniphase Corporation 1768 Automation Parkway San Jose, CA 95131 USA Tel 408 546-5000 Fax 408 546-4372 www.jdsu.com

JDS UNIPHASE REPORTS SECOND QUARTER RESULTS

Ottawa, Ontario, and San Jose, California, January 23, 2003 - JDS Uniphase Corporation (NASDAQ: JDSU and TSX: JDU) today reported results for its second quarter ended December 31, 2002. Net sales for the quarter were $157 million, as compared to net sales of $193 million for the quarter ended September 30, 2002 and $286 million for the quarter ended December 31, 2001.

For the quarter ended December 31, 2002, the Company reported a GAAP loss of $215 million, or $0.15 per share, as compared to a GAAP loss of $521 million, or $0.37 per share, for the quarter ended September 30, 2002. On a pro forma basis, excluding reductions of goodwill, amortization of purchased intangibles, stock-based compensation charges, loss on sale of subsidiaries, and gains and losses on investments, the Company reported a net loss of $185 million, or $0.13 per share. Both the GAAP and pro forma results included approximately $92 million in restructuring charges and other costs associated with the Global Realignment Program.

The detailed adjustments reconciling the GAAP results to the pro forma results for the quarter ended December 31, 2002 are provided in the Company's pro forma financial tables at the end of this release.

"The Company continues to progress in its Global Realignment Program and is pursuing an accelerated path towards break-even and onto profitability. At the same time, we are seeing signs of stability in our communications markets," said Jozef Straus, Co-chairman and CEO. "In addition, we continue to invest in the most promising growth opportunities across all of our optical technology markets, as demonstrated by the acquisition announced today, that we believe will enable us to expand our capabilities and market reach in security and product authentication markets."

Editors' Note

Please note that analyst estimates typically exclude the restructuring and other costs associated with the Company's Global Realignment Program. The pro forma amounts shown in the financial tables of this release do not exclude such costs. This information should be noted in any comparison between the Company's pro forma results and First Call and I/B/E/S consensus analyst estimates of pro forma results for the quarter ended December 31, 2002.

Global Realignment Program

The Company reported that it is continuing its restructuring activities under the Global Realignment Program in response to the business downturn. The Company reported the following progress and expectations in connection with the Global Realignment Program:

  To date, the Global Realignment Program has reduced the Company's annual costs by approximately $1.1 billion. Because of the challenging environment in communications markets, the Company is continuing to undertake expense reductions that, when completed, are currently anticipated to generate total annual cost reductions of approximately $1.3 billion, as compared to cost levels at the commencement of the Global Realignment Program.

  The Company is undertaking further reductions of employment, centralization of functions and additional site closures. The Company's global employment is now approximately 7,000 employees.

  The Company now estimates that the total cost of the Global Realignment Program will be approximately $1.2 billion, of which approximately $1.1 billion was recorded through December 31, 2002.

Goodwill and Other Long-Lived Assets

During the second quarter of fiscal 2003, the Company completed its impairment review of goodwill for the quarter ended September 30, 2002 under SFAS No. 142 ("Goodwill and Other Intangible Assets") and recorded an additional impairment charge of approximately $1 million. (As the procedures required by SFAS No. 142 are complex and time consuming, the rules permit the recording of estimates of the impairment charge and readjustment of this charge by increasing or decreasing it in the following quarter, if necessary. The Company previously recorded an estimated goodwill impairment charge of $225 million under SFAS No. 142 during the quarter ended September 30, 2002).

In addition, the Company completed a review to determine if impairment indicators existed relating to its goodwill and other long-lived assets for the quarter ended December 31, 2002. The Company determined that there were no impairment indicators; therefore, no impairment review was required under SFAS No. 142 or SFAS No. 144 ("Accounting for the Impairment or Disposal of Long-Lived Assets").

Financial Condition

The Company's financial condition remained strong at December 31, 2002 with over $1.3 billion in cash, money market and other highly liquid securities.

Guidance

The Company anticipates net sales for the third quarter of fiscal 2003 will be in the range of $155 to $165 million. At the net sales level projected for the quarter, the Company expects pro forma gross margin will be in the range of 10% to 12% of net sales with a pro forma net loss of $0.03 to $0.05 per share, including restructuring charges and other costs associated with the Global Realignment Program.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. PST on January 23, 2003 in a live webcast, which will also be archived for replay, on the Company's website at www.jdsu.com under Investor Relations / Investor Presentations and on the Investor Relations Welcome Page. The conference call script is being filed as a Current Report on Form 8-K with the Securities and Exchange Commission and will be available at www.sec.gov shortly after this press release becomes public.

**************************************

JDS Uniphase Corporation, a worldwide leader in optical technology, designs and manufactures products for fiberoptic communications, as well as for markets where its core optics technologies provide innovative solutions for industrial, commercial and consumer applications. The Company's fiberoptic components and modules are deployed by system manufacturers for the data communications, telecommunications and cable television industries. The Company also offers products for display, security, medical/environmental instrumentation, decorative, aerospace and defense applications. More information on the Company is available at www.jdsu.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) statements or implications regarding the Company's ability to remain competitive and a leader in its industry, and the future prospects and expectations for growth of the Company, the market, the industry and the economy in general; (ii) statements regarding the current industry downturn, the extent and duration thereof and the extent and sufficiency of the Company's response thereto; (iii) statements regarding the expected level and timing of cost savings and other benefits to the Company from its Global Realignment Program and the expected costs thereof; (iv) any anticipation or guidance as to future financial performance, including expected sales levels, pro forma gross margin, and pro forma loss per share for the third quarter of fiscal year 2003; and (v) statements or implications regarding the benefits of the acquisition announced today. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the following: (i) the Company's ongoing integration and restructuring efforts, including, among other things, the Global Realignment Program, may not be successful in achieving their expected benefits, may be insufficient to align the Company's operations with customer demand and the changes affecting its industry, or may be more costly or extensive than currently anticipated; (ii) due to the current economic slowdown, in general, and setbacks in customers' businesses, in particular, the Company's ability to predict financial performance for future periods is far more difficult than in previous periods; and (iii) ongoing efforts to design products that meet customers' future needs and to manufacture such products at competitive costs may not be successful.

For more information on these and other risks affecting the Company's business, please refer to the "Risk Factors" section included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

-SELECTED FINANCIAL DATA FOLLOWS-

JDS UNIPHASE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

                                                          Three Months Ended          Six Months Ended
                                                      --------------------------  --------------------------
                                                      December 31,  December 31,  December 31,  December 31,
                                                          2002          2001          2002          2001
                                                      ------------  ------------  ------------  ------------
Net sales                                            $      156.6  $      286.1  $      349.6  $      614.7
Cost of sales                                               162.7         335.6         347.7         678.9
                                                      ------------  ------------  ------------  ------------
Gross profit (loss)                                          (6.1)        (49.5)          1.9         (64.2)
Operating expenses:
   Research and development                                  40.1          64.1          84.8         133.3
   Selling, general and administrative                       81.5          98.4         147.3         204.7
   Amortization of goodwill                                   --          331.6           --          664.3
   Amortization of other purchased intangibles                3.8         109.7          12.2         220.3
   Acquired in-process research and development               --           22.1           0.4          22.1
   Reduction of goodwill                                      1.3       1,265.1         225.7       1,296.3
   Reduction of other long-lived assets                       --            2.5         154.6          13.3
   Restructuring charges                                     75.8           --           98.8         243.0
                                                      ------------  ------------  ------------  ------------
Total operating expenses                                    202.5       1,893.5         723.8       2,797.3
                                                      ------------  ------------  ------------  ------------
Loss from operations                                       (208.6)     (1,943.0)       (721.9)     (2,861.5)
Interest and other income, net                                6.6           9.7          19.5          24.8
Loss on sale of subsidiaries                                 (0.5)          --           (0.5)          --
Gain on sale of investments                                   1.3           6.4           2.8           6.4
Reduction in fair value of investments                       (8.8)          --          (27.9)       (106.5)
Loss on equity method investments                            (4.0)        (25.8)         (6.5)        (45.1)
                                                      ------------  ------------  ------------  ------------
Loss before income taxes                                   (214.0)     (1,952.7)       (734.5)     (2,981.9)
Income tax expense                                            0.9         177.8           0.9         373.0
                                                      ------------  ------------  ------------  ------------
Net loss                                             $     (214.9) $   (2,130.5) $     (735.4) $   (3,354.9)
                                                      ============  ============  ============  ============

Net loss per share - basic and diluted               $      (0.15) $      (1.60) $      (0.52) $      (2.53)
                                                      ============  ============  ============  ============
Shares used in per-share calculation - basic
   and diluted                                            1,414.7       1,330.1       1,413.7       1,326.8
                                                      ============  ============  ============  ============

JDS UNIPHASE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

                                                      December 31,    June 30,
                                                          2002          2002
                                                      ------------  ------------
                                                      (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                         $      217.0  $      412.4
   Short-term investments                                 1,114.0       1,038.0
   Accounts receivable, less allowance for doubtful
      accounts of $36.4 at December 31, 2002 and
      $42.9 at June 30, 2002                                 92.8         134.4
   Inventories                                               95.7         110.0
   Deferred income taxes                                     67.0          68.0
   Refundable income taxes                                   48.1          60.4
   Other current assets                                      26.3          34.1
                                                      ------------  ------------
Total current assets                                      1,660.9       1,857.3
Property, plant and equipment, net                          359.7         491.5
Deferred income taxes                                        26.1          43.9
Goodwill                                                    119.7         332.2
Other purchased intangibles, net                             86.9         177.5
Long-term investments                                        63.3          95.6
Other assets                                                  8.5           6.5
                                                      ------------  ------------
    Total assets                                     $    2,325.1  $    3,004.5
                                                      ============  ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $       63.9  $       66.2
   Accrued payroll and related expenses                      70.1          70.2
   Income taxes payable                                      31.2          31.3
   Deferred income taxes                                      --            2.2
   Restructuring accrual                                    160.3          95.8
   Warranty accrual                                          66.8          73.6
   Other current liabilities                                110.8         143.2
                                                      ------------  ------------
Total current liabilities                                   503.1         482.5
Deferred income taxes                                        26.4          41.7
Other non-current liabilities                                16.3           8.9

Stockholders' equity:
   Preferred stock                                            --            --
   Common stock and additional paid-in capital           68,495.5      68,457.9
   Accumulated deficit                                  (66,698.1)    (65,962.7)
   Accumulated other comprehensive loss                     (18.1)        (23.8)
                                                      ------------  ------------
Total stockholders' equity                                1,779.3       2,471.4
                                                      ------------  ------------
    Total liabilities and stockholders' equity       $    2,325.1  $    3,004.5
                                                      ============  ============

JDS UNIPHASE CORPORATION
OPERATING SEGMENT INFORMATION
(in millions)
(unaudited)

                                                          Three Months Ended          Six Months Ended
                                                      --------------------------  --------------------------
                                                      December 31,  December 31,  December 31,  December 31,
                                                          2002          2001          2002          2001
                                                      ------------  ------------  ------------  ------------
Communictions Products Group:
  Shipments                                          $       74.7  $      221.6  $      183.7  $      477.1
  Intersegment sales                                          --            --            --            --
                                                      ------------  ------------  ------------  ------------
Net sales to external customers                              74.7         221.6         183.7         477.1
  Operating loss                                            (96.6)        (21.4)       (181.7)       (524.6)

Thin Film Products Group:
  Shipments                                                  83.3          65.2         168.8         142.0
  Intersegment sales                                         (1.4)         (3.5)         (2.9)         (9.2)
                                                      ------------  ------------  ------------  ------------
Net sales to external customers                              81.9          61.7         165.9         132.8
  Operating income (loss)                                     1.6          (9.4)         10.7         (36.9)

Net sales by reportable segments                            156.6         283.3         349.6         609.9
All other net sales                                           --            2.8           --            4.8
                                                      ------------  ------------  ------------  ------------
Total net sales                                             156.6         286.1         349.6         614.7
                                                      ------------  ------------  ------------  ------------

Operating loss by reportable segments                       (95.0)       (219.8)       (171.0)       (561.5)
All other operating income (loss)                           (95.6)         37.7        (130.2)        (29.5)
Unallocated amounts:
  Acquisition-related charges and
     payroll taxes on stock option exercises                (16.7)       (493.3)        (40.4)       (960.9)
  Reduction of goodwill and other long-lived assets          (1.3)     (1,267.6)       (380.3)     (1,309.6)
  Interest and other income, net                              6.6           9.7          19.5          24.8
  Loss on sale of subsidiaries                               (0.5)          --           (0.5)          --
  Gain on sale of investments                                 1.3           6.4           2.8           6.4
  Reduction in fair value of investments                     (8.8)          --          (27.9)       (106.5)
  Loss on equity method investments                          (4.0)        (25.8)         (6.5)        (45.1)
                                                      ------------  ------------  ------------  ------------
Loss before income taxes                             $     (214.0) $   (1,952.7) $     (734.5) $   (2,981.9)
                                                      ============  ============  ============  ============

JDS UNIPHASE CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

                                                        Three Months Ended December 31, 2002
                                                      ----------------------------------------
                                                           As        Pro Forma
                                                        Reported    Adjustments    Pro Forma*
                                                      ------------  ------------  ------------
Net sales                                            $      156.6  $        --   $      156.6
Cost of sales                                               162.7          (4.5)        158.2
                                                      ------------  ------------  ------------
Gross profit                                                 (6.1)          4.5          (1.6)
Operating expenses:
  Research and development                                   40.1          (2.4)         37.7
  Selling, general and administrative                        81.5          (5.9)         75.6
  Amortization of purchased intangibles                       3.8          (3.8)          --
  Reduction of goodwill                                       1.3          (1.3)          --
  Restructuring charges                                      75.8           --           75.8
                                                      ------------  ------------  ------------
Total operating expenses                                    202.5         (13.4)        189.1
Loss from operations                                       (208.6)         17.9        (190.7)
Interest and other income, net                                6.6           --            6.6
Loss on sale of subsidiaries                                 (0.5)          0.5           --
Gain on sale of investments                                   1.3          (1.3)          --
Reduction in fair value of investments                       (8.8)          8.8           --
Loss on equity method investments, net                       (4.0)          4.0           --
                                                      ------------  ------------  ------------
Loss before income taxes                                   (214.0)         29.9        (184.1)
Income tax expense                                            0.9           --            0.9
                                                      ------------  ------------  ------------
Net loss                                             $     (214.9) $       29.9  $     (185.0)
                                                      ============  ============  ============
Net loss per share - basic and diluted               $      (0.15)               $      (0.13)
                                                      ============                ============
Shares used in per-share calculation - basic
   and diluted                                            1,414.7                     1,414.7
                                                      ============                ============

                                                        Three Months Ended December 31, 2001
                                                      ----------------------------------------
                                                           As        Pro Forma
                                                        Reported    Adjustments    Pro Forma*
                                                      ------------  ------------  ------------
Net sales                                            $      286.1  $        --   $      286.1
Cost of sales                                               335.6         (10.0)        325.6
                                                      ------------  ------------  ------------
Gross loss                                                  (49.5)         10.0         (39.5)
Total operating expenses                                  1,893.5      (1,750.9)        142.6
                                                      ------------  ------------  ------------
Loss from operations                                     (1,943.0)      1,760.9        (182.1)
Interest and other income, net                                9.7           --            9.7
Gain on sale of investments                                   6.4          (6.4)          --
Loss on equity method investments, net                      (25.8)         25.8           --
                                                      ------------  ------------  ------------
Loss before income taxes                                 (1,952.7)      1,780.3        (172.4)
Income tax expense (benefit)                                177.8         (94.9)         82.9
                                                      ------------  ------------  ------------
Net loss                                             $   (2,130.5) $    1,875.2  $     (255.3)
                                                      ============  ============  ============
Net loss per share - basic and diluted               $      (1.60)               $      (0.19)
                                                      ============                ============
Shares used in per-share calculation - basic
   and diluted                                            1,330.1                     1,330.1
                                                      ============                ============

____________________

*   Pro forma results for the three months ended December 31, 2002 exclude $3.8 million of amortization of purchased intangibles other than goodwill; $1.3 million of reduction of goodwill; $12.8 million of stock-based compensation charges; $0.5 million of loss on sale of subsidiaries; $1.3 million of gain on sale of investments; $8.8 million of reduction in fair value of investments; and $4.0 million of loss on equity method investments. Pro forma results for the three months ended December 31, 2001 exclude $331.6 million of amortization of goodwill; $109.7 million of amortization of other purchased intangibles; $22.1 million of acquired in-process research and development; $1,265.1 million of reduction of goodwill; $2.5 million of reduction of other long-lived assets; $29.6 million of stock-based compensation charges; $0.3 million of payroll taxes on stock option exercises; $6.4 million of gain on sale of investments; and $25.8 million of loss on equity method investments.

JDS UNIPHASE CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

                                                         Six Months Ended December 31, 2002
                                                      ----------------------------------------
                                                           As        Pro Forma
                                                        Reported    Adjustments    Pro Forma*
                                                      ------------  ------------  ------------
Net sales                                            $      349.6  $        --   $      349.6
Cost of sales                                               347.7          (9.8)        337.9
                                                      ------------  ------------  ------------
Gross profit                                                  1.9           9.8          11.7
Operating expenses:
  Research and development                                   84.8          (5.2)         79.6
  Selling, general and administrative                       147.3         (12.8)        134.5
  Amortization of purchased intangibles                      12.2         (12.2)          --
  Acquired in-process research and development                0.4          (0.4)          --
  Reduction of goodwill                                     225.7        (225.7)          --
  Reduction of other long-lived assets                      154.6        (154.6)          --
  Restructuring charges                                      98.8           --           98.8
                                                      ------------  ------------  ------------
Total operating expenses                                    723.8        (410.9)        312.9
Loss from operations                                       (721.9)        420.7        (301.2)
Interest and other income, net                               19.5           --           19.5
Loss on sale of subsidiaries                                 (0.5)          0.5           --
Gain on sale of investments                                   2.8          (2.8)          --
Reduction in fair value of investments                      (27.9)         27.9           --
Loss on equity method investments                            (6.5)          6.5           --
                                                      ------------  ------------  ------------
Loss before income taxes                                   (734.5)        452.8        (281.7)
Income tax expense                                            0.9           --            0.9
                                                      ------------  ------------  ------------
Net loss                                             $     (735.4) $      452.8  $     (282.6)
                                                      ============  ============  ============
Net loss per share - basic and diluted               $      (0.52)               $      (0.20)
                                                      ============                ============
Shares used in per-share calculation - basic
   and diluted                                            1,413.7                     1,413.7
                                                      ============                ============

                                                         Six Months Ended December 31, 2001
                                                      ----------------------------------------
                                                           As        Pro Forma
                                                        Reported    Adjustments    Pro Forma*
                                                      ------------  ------------  ------------
Net sales                                            $      614.7  $        --   $      614.7
Cost of sales                                               678.9         (18.7)        660.2
                                                      ------------  ------------  ------------
Gross loss                                                  (64.2)         18.7         (45.5)
Total operating expenses                                  2,797.3      (2,251.8)        545.5
                                                      ------------  ------------  ------------
Loss from operations                                     (2,861.5)      2,270.5        (591.0)
Interest and other income, net                               24.8           --           24.8
Gain on sale of investments                                   6.4          (6.4)          --
Reduction in fair value of investments                     (106.5)        106.5           --
Loss on equity method investments                           (45.1)         45.1           --
                                                      ------------  ------------  ------------
Loss before income taxes                                 (2,981.9)      2,415.7        (566.2)
Income tax expense (benefit)                                373.0        (423.9)        (50.9)
                                                      ------------  ------------  ------------
Net loss                                             $   (3,354.9) $    2,839.6  $     (515.3)
                                                      ============  ============  ============
Net loss per share - basic and diluted               $      (2.53)               $      (0.39)
                                                      ============                ============
Shares used in per-share calculation - basic
   and diluted                                            1,326.8                     1,326.8
                                                      ============                ============

____________________

*   Pro forma results for the six months ended December 31, 2002 exclude $12.2 million of amortization of purchased intangibles other than goodwill; $0.4 million of acquired in-process research and development; $225.7 million of reduction of goodwill; $154.6 million of reduction of other long-lived assets; $27.8 million of stock-based compensation charges; $0.5 million of loss on sale of subsidiaries; $2.8 million of gain on sale of investments; $27.9 million of reduction in fair value of investments; and $6.5 million of loss on equity method investments. Pro forma results for the six months ended December 31, 2001 exclude $664.3 million of amortization of goodwill; $220.3 million of amortization of other purchased intangibles; $22.1 million of acquired in-process research and development; $1,296.3 million of reduction in goodwill; $13.3 million of reduction in other long-lived assets; $53.4 million of stock-based compensation charges; $0.8 million of payroll taxes on stock option exercises; $6.4 million of gain on sale of investments; $106.5 million of reduction in fair value of investments; and $45.1 million of loss on equity method investments.